UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in charter)

South Carolina	001-11261	57-0248420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                            ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 11, 2022, Sonoco Products Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule A thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $400,000,000 aggregate principal amount of its 1.800% Notes due 2025, $300,000,000 aggregate principal amount of its 2.250% Notes due 2027 and $500,000,000 aggregate principal amount of its 2.850% Notes due 2032 in a registered public offering (the “Offering”).

The Offering is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-232937), including a prospectus supplement dated January 11, 2022 to the prospectus contained therein dated August 1, 2019, filed by the Company with the Securities and Exchange Commission. The Offering is expected to close on January 21, 2022, subject to customary closing conditions.

The foregoing description of the Underwriting Agreement is a summary only and is qualified in its entirety by the full and complete terms of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated January 11, 2022, among Sonoco Products Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include statements regarding the Company’s intentions or current expectations concerning, among other things, the satisfaction of conditions to the closing of the Offering and the timing and consummation of the Offering. Such forward-looking statements are based on the Company’s beliefs and assumptions and on information currently available to it on the date of this report. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including but not limited to risks regarding the ability of the Company to satisfy the conditions to closing and to complete the Offering on its expected timing, or at all. The forward-looking statements in this communication are made only as of the date hereof. Except to the extent required by law, the Company undertakes no obligation to update such forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: January 14, 2022	By:	/s/ Julie C. Albrecht
		Name:	Julie C. Albrecht
		Title:	Vice President and Chief Financial Officer